UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 17, 2024
Everus Construction Group, Inc.
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
Delaware	001-42276	99-1952207
1730 Burnt Boat Drive
Bismarck, North Dakota 58503
(Address of principal executive offices)
(Zip Code)
(Registrant’s telephone number, including area code): (701) 221-6400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	ECG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Effectiveness of Registration Statement on Form 10
Everus Construction Group, Inc. (“Everus”), a wholly owned subsidiary of MDU Resources Group, Inc. (“MDU Resources”), previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10 (as amended, the “Registration Statement”) relating to the planned distribution by MDU Resources of all the outstanding shares of common stock of Everus, par value $0.01 per share (the “Everus Common Stock”), to MDU Resources stockholders (the “Distribution”).
On October 17, 2024, the Registration Statement was declared effective. The Registration Statement includes a preliminary information statement that describes the Distribution and provides important information regarding Everus’ business and management. The final information statement, dated October 18, 2024 (the “Information Statement”), is attached hereto as Exhibit 99.1.
As further described in the Information Statement, in the Distribution, MDU Resources expects to distribute one share of Everus Common Stock for every four shares of MDU Resources common stock, par value $1.00 per share, held as of the close of business on October 21, 2024, the record date for the Distribution, with cash paid in lieu of fractional shares of Everus Common Stock. Subject to the satisfaction or waiver of the conditions to the Distribution, which are described in the Information Statement, the Distribution is expected to occur at 11:59 p.m., Eastern time, on October 31, 2024 (the “Distribution Date”).
Commencement of “When-Issued” and “Regular-Way” Trading for Everus Common Stock
Beginning on October 28, 2024, Everus Common Stock is expected to commence trading on a when-issued basis on the New York Stock Exchange (“NYSE”) under the ticker symbol “ECG WI,” with such trading ending at the close of business on the Distribution date. Beginning on November 1, 2024, Everus Common Stock is expected to commence trading in the regular way on the NYSE under the ticker “ECG.”
In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Information Statement of Everus Construction Group, Inc., dated October 18, 2024
104	Cover page interactive data file (embedded within the Inline XBRL document)
Cautionary Note on Forward Looking Statements
The information in this report includes certain forward-looking statements within the meaning of Section 21E of the Exchange Act. The forward-looking statements contained in this report, including statements about the planned separation of Everus from MDU Resources, the distribution of Everus Common Stock to MDU Resources stockholders, and the future state of Everus, are expressed in good faith and are believed by Everus to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. There can be no assurance of the ultimate timing of the distribution or that the distribution will be completed. Everus assumes no obligation to update the information contained herein, which speaks only as of the date hereof. For a discussion of some of the important factors that could cause Everus’ results to differ materially from those expressed in, or implied by, the forward-looking statements included in this report, investors should refer to the disclosure contained under the heading “Risk Factors” in the Registration Statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 18, 2024

Everus Construction Group, Inc.

By:	/s/ Paul R. Sanderson
Paul R. Sanderson
Chief Legal Officer and Corporate Secretary
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